                       THE OFFER WILL EXPIRE AT 5:00 P.M.
                             PACIFIC STANDARD TIME
                              ON FEBRUARY 21, 1997

                             LETTER OF TRANSMITTAL
                      TO ACCOMPANY SHARES OF COMMON STOCK
                                       OF

                             SANTA BARBARA BANCORP
                           (A CALIFORNIA CORPORATION)
                     TENDERED PURSUANT TO OFFER TO PURCHASE
                             DATED JANUARY 10, 1997

To: Norwest Bank Minnesota, N.A., Depositary

                     By Mail:                                     In Person or by Courier:
           Norwest Bank Minnesota, N.A.                         Norwest Bank Minnesota, N.A.
  Shareowner Services Reorganization Department                     Shareowner Services
                  P.O. Box 64858                                 161 North Concord Exchange
          St. Paul, Minnesota 55164-0858                      South St. Paul, Minnesota 55075

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Gentlemen:

     The undersigned shareholder ("Shareholder" or the "undersigned") of Santa Barbara Bancorp, a California corporation (the "Company"), hereby agrees to sell and tenders to the Company the number of shares of Common Stock the Company (the "Shares") indicated in Box A below and evidenced by share certificate(s) either enclosed herewith or guaranteed to be transmitted as indicated below, to be purchased by the Company at a price of $30.00 net per Share, in cash, to the Shareholder, subject to the terms and conditions set forth in the Offer to Purchase dated January 10, 1997, and in this Letter of Transmittal (which together constitute the "Offer"). Shareholder acknowledges receipt and review of the Offer to Purchase.

     The undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all shares that are being tendered hereby that are purchased pursuant to the Offer. The undersigned represents that the undersigned has full authority to sell the tendered shares and that such sale will convey to the Company full legal and beneficial title thereto, free and clear of all liens, charges and encumbrances and not subject to any adverse claim. Upon request, the undersigned will execute any additional documents necessary to complete the transfer.

     The undersigned hereby irrevocably constitutes and appoints the Depositary as attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), (a) to deliver certificates for the tendered Shares, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt of the purchase price by the Depositary, as the undersigned's agent, (b) to present such certificates for cancellation and transfer of the tendered Shares on the Company's books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Shares, all in accordance with the terms of the Offer.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assignees of the undersigned. This tender is revocable only to the extent and during the period stated in the Offer to Purchase.

     Unless otherwise indicated herein under Box B captioned "Special Payment Instructions" or Box C captioned "Special Delivery Instructions", please issue the check for the purchase price and the certificates for any unpurchased Shares (and accompanying documents, as appropriate) in the name of the undersigned and mail such check and any such certificates to the undersigned at the address shown below the undersigned's signature. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of the holder thereof if the Company purchases none of the Shares represented by such certificate.

--------------------------------------------------------------------------------------------------------

                                                 BOX A
                                     DESCRIPTION OF SHARES TENDERED
                                       (See Instructions 4 and 5)
--------------------------------------------------------------------------------------------------------
                                                                       Certificates Tendered
         Names and Addresses of Registered Holders             (Attach signed Schedule if necessary)
--------------------------------------------------------------------------------------------------------
                                                             Certificate      No. of      No. of Shares
                                                               No(s).         Shares        Tendered*
                                                           ---------------------------------------------

                                                           ---------------------------------------------

                                                           ---------------------------------------------
                                                           ---------------------------------------------
                                                           Total Shares Tendered
--------------------------------------------------------------------------------------------------------
 * If you desire to transfer fewer than all the shares evidenced by any certificate listed above, please indicate in this column the number of shares from such certificate that you desire to tender.
   Otherwise all shares evidenced by such certificate will be deemed to have been tendered.
--------------------------------------------------------------------------------------------------------

NOTE: IF YOUR CERTIFICATES ARE LOST, PLEASE REFER TO INSTRUCTION 12 ON THE
      REVERSE SIDE OF THIS LETTER OF TRANSMITTAL.

--------------------------------------------------------------------------------
                                     BOX B

                          SPECIAL PAYMENT INSTRUCTIONS
                           (See Instructions 6 and 7)

--------------------------------------------------------------------------------

  To be completed ONLY if certificates for any unpurchased Shares and/or a check are to be issued in the name of and sent to someone other than the undersigned.

Issue [ ]   Check [ ]   Certificate(s) to:

Name
    --------------------------------------------------------------

Address
        ----------------------------------------------------------

------------------------------------------------------------------
                               (include Zip Code)

------------------------------------------------------------------
                (Tax Identification or Social Security Number)

                              (See Instruction 1)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     BOX C

                         SPECIAL DELIVERY INSTRUCTIONS
                              (See Instruction 7)

--------------------------------------------------------------------------------

  To be completed ONLY if certificates for any unpurchased Shares and/or a check, issued in the name of the undersigned, are to be sent to someone other than the undersigned or are to be sent to the undersigned at an address other than shown below the undersigned's signature.

Mail [ ]   Check [ ]   Certificate(s) to:

Name
    --------------------------------------------------------------

Address
        ----------------------------------------------------------

------------------------------------------------------------------
                               (include Zip Code)


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                     BOX D
                               CONDITIONAL TENDER
                              (See Instruction 8)

--------------------------------------------------------------------------------

    Minimum number of Shares which must be purchased, if any are purchased:
____________ Shares.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     BOX E

                                    ODD LOTS
                              (See Instruction 10)
--------------------------------------------------------------------------------

        This Section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially as of close of business on January 10, 1997, an aggregate of fewer than 100 shares of Common Stock.

        The undersigned either (check one):

        [ ] Is the beneficial owner, as of the close of business on January
            10, 1997, of an aggregate of fewer than 100 shares of Common Stock, all of which are being tendered; or

        [ ] Is a broker, dealer, commercial bank, trust company or other nominee which (i) is tendering, for the beneficial owner(s) thereof, shares of Common Stock with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially as of the close of business on January 10, 1997, an aggregate of fewer than 100 shares and is tendering all of such shares.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                      BOX F
                                                  PAYER'S NAME:
                                                                ----------------------
-------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                                PART 1 -- PLEASE PROVIDE               SOCIAL SECURITY NUMBER OR
  FORM W-9                                  YOUR TIN IN THE BOX AT             EMPLOYER IDENTIFICATION NUMBER
                                            RIGHT AND CERTIFY BY
                                            SIGNING AND DATING             [ ] [ ] [ ] - [ ] [ ] - [ ] [ ] [ ] [ ]
                                            BELOW
                                           ------------------------------------------------------------------------------
                                            PART 2 -- [ ] Check the box if you are NOT subject to withholding under the
    DEPARTMENT OF THE TREASURY              provisions of section 3406 (a) (1) (C) of the Internal Revenue Code because
    INTERNAL REVENUE SERVICE                (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal
                                            Revenue Service has notified you that you are no longer subject to backup withholding.
                                           ---------------------------------------------------------------------------
                                            CERTIFICATION -- UNDER THE PENALTIES
                                            OF PERJURY, I CERTIFY THAT THE
                                            INFORMATION PROVIDED ON THIS FORM IS
                                            TRUE, CORRECT AND COMPLETE.
  PAYER'S REQUEST FOR
  TAXPAYER                                  SIGNATURE
  IDENTIFICATION NUMBER                              ---------------------------------
  (TIN)                                     DATE                                , 1997         PART 3 --
                                                --------------------------------            AWAITING TIN [ ]

----------------------------------------------------------------------------------------------------------------------

    NOTE: FAILURE TO COMPLETE AND RETURN THE ABOVE FORM MAY RESULT IN BACKUP
     WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

           PLEASE REVIEW INSTRUCTION 9 AND GUIDELINES FOR COMPLETING CERTIFICATION STATEMENTS IN BOX F FOR ADDITIONAL DETAILS.

--------------------------------------------------------------------------------

                                     BOX G

                             GUARANTEE OF DELIVERY
                              (See Instruction 3)

--------------------------------------------------------------------------------

     To be used ONLY if certificates are not transmitted herewith. The undersigned

     [ ] a member of a registered national securities exchange,

     [ ] a commercial bank or trust company having an office, branch or agency in the United States,

     [ ] a member of the National Association of Securities Dealers, Inc.,

  guarantees delivery to the Depositary of certificates in proper form for transfer for the shares tendered by this Letter within ten (10) New York Stock Exchange trading days after the date of execution of this Letter.

  ----------------------------------------------------------------------------
                          (Firm Name -- Please Print)

  ----------------------------------------------------------------------------
                             (Authorized Signature)


  ----------------------------------------------------------------------------


  ----------------------------------------------------------------------------
                                   (Address)


  ----------------------------------------------------------------------------
                        (Area Code and Telephone Number)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                     BOX H

                             SHAREHOLDER SIGN HERE
                              (See Instruction 6)

--------------------------------------------------------------------------------

  IMPORTANT: Also complete Substitute Form W-9 (Box F), above

  ----------------------------------------------------------------------------


  ----------------------------------------------------------------------------
                           [Signature(s) of Owner(s)]

  [Please refer to Instruction 1 to determine if your signature must be guaranteed.]

  Name(s):
          --------------------------------------------------------------------

          --------------------------------------------------------------------
                                      (Please Print)

  Address:
          --------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  Area Code and Telephone No.
                             -------------------------------------------------

  Tax Identification or
  Social Security Number
                        ------------------------------------------------------

  Signature(s) Medallion
  Guaranteed By*




  (*If required, see Instruction 1)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
                                 FOR COMPLETION
                                       OF
                             LETTER OF TRANSMITTAL
            (Forming part of the Terms and Conditions of the Offer)

1. GUARANTEE OF SIGNATURES

     No signature guarantee on the Letter of Transmittal (Box H) is required unless special instructions have been given under Box B captioned "Special Payment Instructions" or Box C captioned "Special Delivery Institutions." If such special instructions have been given, signatures on this Letter of Transmittal must be guaranteed by an institution, such as a commercial bank, trust company, savings and loan association, credit union, or stockbroker or other member of the NASD or of a national securities exchange, provided such institution is a member of or a participant in a signature guarantee medallion program pursuant to S.E.C. Rule 17Ad-15 ("Eligible Institution").

2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES

     The Letter of Transmittal is to be used only if certificates are forwarded herewith, unless delivery of certificates is guaranteed as described under Instruction 3. Certificates for all tendered Shares, together with a properly completed and duly executed Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, should be mailed or delivered to Norwest Bank Minnesota, N.A., as Depositary, at the appropriate address set forth herein prior to the Expiration Date of the Offer as defined in
Section 1 of the Offer to Purchase. Actual delivery to and receipt by the Depositary by the Expiration Date is an absolute requirement unless delivery is properly guaranteed. DEPOSIT IN THE MAIL ON THE EXPIRATION DATE WILL NOT CONSTITUTE A TIMELY TENDER.

3. GUARANTEE OF DELIVERY

     Shares represented by certificates which are not immediately available may be tendered by commercial banks or trust companies, by members of any national securities exchange or by members of the NASD, acting on behalf of their customers, if the commercial bank, trust company, exchange or NASD member will execute this Letter of Transmittal in Box G above, provided the certificate number(s) are set forth (if available). The adequacy of such Guarantee will be determined solely in the discretion of the Company. Shares tendered pursuant to such a Guarantee should be accompanied by a properly executed Letter of Transmittal. The certificates for the tendered shares must be delivered to the Depositary within 10 business days after the Depositary's receipt of the Guarantee of Delivery.

4. INADEQUATE SPACE

     If the space provided herein is inadequate, the certificate numbers and the number of Shares should be listed on a separate schedule attached hereto.

5. PARTIAL TENDERS

     If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered." A new certificate for the remainder of the Shares evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate section on this Letter of Transmittal, as soon as practicable after the Expiration Date of the Offer. All Shares represented by certificates listed are deemed to have been tendered unless otherwise indicated.

6. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS

     6.1 If this Letter of Transmittal is signed by the owner of the certificates tendered hereby, the signature must correspond with the name as written on the face of the certificates, without any change whatsoever. If the names on tendered certificates are not identical, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are certificates in different names.

     6.2 If the certificates tendered hereby are owned of record by two or more joint owners, all owners must sign this Letter of Transmittal.

     6.3 If any tendered Shares are registered in different names, it will be necessary to complete, sign and submit a separate Letter of Transmittal for each different registration.

     6.4 When this Letter of Transmittal is signed by the owner(s) of the certificates listed and transmitted hereby, no endorsements of certificates or separate stock powers are required. If, however, the certificates for unpurchased Shares are to be issued to a person other than the registered owner, then endorsement of certificates transmitted hereby or separate stock powers is required. See also Instruction 1, above, in such a circumstance.

     6.5 If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority to so act, if requested.

7. STOCK TRANSFER TAXES

     The Company will pay all stock transfer taxes, if any, applicable to the transfer to it of Shares purchased pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in circumstances permitted by the Offer) if unpurchased Shares are to be registered in the name of, any person other than the registered owner, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price, if satisfactory evidence of the payment of such taxes, exemption therefrom, is not submitted.

8. CONDITIONAL TENDERS

     A tendering shareholder may condition his or her tender of Shares on the purchase by the Company of a specified number of the Shares tendered hereby, all as described in the Offer to Purchase, particularly Section 6 thereof. Unless such specified minimum is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered hereby will be purchased. It is the tendering shareholder's responsibility to calculate such minimum number of Shares, and such shareholder is urged to consult his or her own tax adviser. Unless Box D has been completed and a minimum specified, the tender will be deemed unconditional.

9. SUBSTITUTE FORM W-9

     Under federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with his or her correct taxpayer identification number, which is accomplished by completing and signing Box F captioned "Substitute Form W-9." In addition, if a shareholder executes Box B captioned "Special Payment Instructions", a separate Substitute Form W-9 should also be executed by the alternate payee. If the Depositary is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50.00 penalty imposed by the Internal Revenue Service. In addition, except in the case of certain exempt taxpayers, the Depositary will be required to withhold, and will withhold, 31% of the gross proceeds paid to that shareholder or other payee pursuant to the Offer, unless the shareholder or other payee provides the Depositary with his taxpayer identification number, certifies that such number is correct, and certifies that he is not subject to backup withholding under Section 3406(a)(l)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). The taxpayer identification number is the social security number or employer identification number of the shareholder or other payee. For further instructions on determining the proper identification number to give to the Depositary, see the Guidelines for Completing Certification Statements in Box F at the end of this Letter of Transmittal. Each tendering shareholder or other payee should fully complete and sign Box F captioned "Substitute Form W-9" and check the box in part 2 of Substitute Form W-9, if so eligible, so as to provide the information and certifications necessary to avoid backup withholding.

     You may be, or may have been, notified that you are subject to backup withholding under Section 3406 (a)(1)(C) of the Code because you have underreported interest or dividends or you were required to but failed to file a return which would have included a reportable interest or dividend payment. IF YOU HAVE BEEN SO NOTIFIED AND YOU HAVE NOT RECEIVED A SUBSEQUENT NOTICE FROM THE INTERNAL REVENUE SERVICE ADVISING YOU THAT BACKUP WITHHOLDING HAS BEEN TERMINATED, YOU MUST STRIKE OUT THE LANGUAGE ON THE SUBSTITUTE FORM W-9 CERTIFYING THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. If you are subject to backup withholding and you strike out the language on the Substitute W-9 certifying that you are not subject to backup withholding, you should nonetheless provide your correct taxpayer identification number to the Depositary and certify that it is correct.

     Exempt shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. (In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary.)

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be requested.

10. ODD LOTS

     As described in Section 1 of the Offer to Purchase, if less than all shares tendered prior to the Expiration Date are to be purchased by the Company, the shares purchased first will consist of all shares tendered by any shareholder who owned beneficially as of January 10, 1997, an aggregate of fewer than 100 shares and who tenders all of such shares. This preference will not be available unless Box E captioned "Odd Lots" is completed.

11. IRREGULARITIES

     All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Company, which determination shall be final and binding. The Company reserves the right to reject any tenders of Shares not in appropriate form or the acceptance of or payment of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any of the conditions of the Offer or any defect in any tender, and the Company's interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding. The Company shall not be obligated to give notice of any defects or irregularities in tenders and shall not incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

12. LOST CERTIFICATES

     In the event that you are unable to deliver to the Depositary the certificate(s) for your Shares of Common Stock due to the loss or destruction of such certificate(s), such fact should be indicated on the face of the Letter of Transmittal. In such event, the Depositary will forward additional documentation which you must complete in order to effectively tender such lost or destroyed certificate(s). There may be a fee to replace lost certificates. Tenders will be processed after certificates are replaced.

13. ADDITIONAL INFORMATION AND COPIES

     Additional information, as well as additional copies of the Offer to Purchase and this Letter of Transmittal, may be obtained from the Depositary at the address set forth on the cover of this Letter of Transmittal, by calling the Depositary at (800) 380-1372 or by contacting the Company at the following address:

       Clare McGivney
        Assistant Corporate Secretary
        Santa Barbara Bancorp
        1021 Anacapa Street
        Santa Barbara, California 93101
        (805) 564-6298

IMPORTANT: IF YOU DESIRE TO TENDER ANY OR ALL OF YOUR SHARES, THE LETTER OF TRANSMITTAL OR FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES AND OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE OF THE OFFER. DEPOSIT OF SUCH MATERIALS IN THE MAIL ON THE EXPIRATION DATE WILL NOT CONSTITUTE A TIMELY TENDER.

          GUIDELINES FOR COMPLETING CERTIFICATION STATEMENTS IN BOX F

CERTIFICATION

     After you have read these instructions, place your signature and the current date in the space provided in Box F. If you are exempt from backup withholding, you should complete Box F of this Letter of Transmittal to avoid possible erroneous backup withholding. Enter your correct Taxpayer Identification Number ("TIN") in Part I, check the box in Part II, and sign and date the form.

BACKUP WITHHOLDING

     Backup withholding will apply if:

     1. You fail to furnish us with your taxpayer identification number; or

     2. The Internal Revenue Services notifies us that you furnished an incorrect taxpayer identification number; or

     3. You are notified that you are subject to backup withholding because you have underreported interest or dividend income to the Internal Revenue Service, or you were required to but failed to file a return which would have included a reportable interest or dividend payment; or

     4. You fail to certify to us that you are not subject to backup withholding or fail to certify your taxpayer identification number.

TAXPAYER IDENTIFICATION NUMBER

     For individuals and sole proprietors, the TIN is the social security number, which is a nine (9) digit number separated by two hyphens (i.e. 000-00-0000). For corporations, valid trusts, estates, pension trusts, partnerships, associations, clubs and other organizations which are not tax-exempt, the taxpayer number is the employer identification number, which is a nine (9) digit number separated by only one hyphen (i.e. 00-0000000). The following tables will help you determine the number to give us:

FOR THIS TYPE OF ACCOUNT                             GIVE THE SOCIAL SECURITY NUMBER OF:
1. An individual's account                           The individual
2. Two or more individuals (joint account)           The individual whose name appears first on the
                                                     account caption
3. Husband and wife (joint account)                  The individual whose name appears first on the
                                                     account caption
4. Custodian account of a minor (Uniform Gift or     The minor
   Transfers to Minors Act)
5. Account in the name of a guardian or              The ward, minor, or incompetent person
   committee for a designated ward, minor, or
   incompetent person
6. Sole proprietorship                               The owner

FOR THIS TYPE OF ACCOUNT                             GIVE THE EMPLOYER IDENTIFICATION NUMBER OF:
1. Corporate                                         The corporation

2. Valid trusts, estates, or pension trusts          The legal entity
3. Partnership account held in the name of the       The partnership
   business
4. Association, club, or other organization          The organization
   which is not tax-exempt

EXEMPTIONS FROM BACKUP WITHHOLDING

     The following include some of the entities which are specifically exempt from backup withholding on ALL payments:

     - A corporation

     - An organization exempt from tax under section 501(a), or an individual retirement plan (IRA)

     - All foreign governments and entities

     - A dealer in securities or commodities required to register in the U.S.

     - All federal, state and local government entities

     - A real estate investment trust

     - Nonresident aliens

NOTE: Nonresident aliens are required to sign a Form W-8 or Substitute W-8 Bank form, Certificate of Foreign Status.

PENALTIES

     Under certain circumstances, you may be subject to penalties imposed by the Internal Revenue Service, as follows:

     1. The penalty for failure to furnish your taxpayer identification number to us will be $50.00 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     2. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.00.

     3. If you falsify certifications or affirmations you may be subject to criminal penalties including fines and/or imprisonment.

OBTAINING A NUMBER

     If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.